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Exhibit 99(a)(1)(C)

NOTICE OF WITHDRAWAL
REGARDING SHARES HELD IN
OWL ROCK CAPITAL CORPORATION II

        TENDERED PURSUANT TO THE OFFER TO PURCHASE
DATED AUGUST 22, 2017

THE WITHDRAWAL RIGHTS WILL EXPIRE AT,
AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY
OWL ROCK CAPITAL CORPORATION II BEFORE,
11:59 P.M., EASTERN TIME, ON SEPTEMBER 19, 2017, UNLESS THE OFFER IS EXTENDED.

COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL, COURIER, OR PERSONAL DELIVERY TO:

Owl Rock Capital Corporation II
c/o DST Systems, Inc. as Processing Agent
P.O. Box 219398
Kansas City, MO 64121-9338

YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED BY OWL ROCK CAPITAL CORPORATION II AT THE ADDRESS ABOVE.

NOTICE OF WITHDRAWAL
PURSUANT TO THE OFFER TO PURCHASE DATED
AUGUST 22, 2017

LADIES AND GENTLEMEN,

        The undersigned Shareholder of Owl Rock Capital Corporation II (the "Company") hereby withdraws the tender of his, her, or its Shares of the Company, which the Shareholder submitted by a Letter of Transmittal dated                    , 2017. This tender was in the amount of:            Shares.

        The undersigned recognizes that upon the timely receipt of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company.

        IMPORTANT: The signature of the Shareholder(s) or person(s) authorized to sign on behalf of the Shareholder(s) (an "Authorized Person") should be exactly as it appeared in the Subscription Agreement. Attach additional copies as necessary.

Signature of Shareholder(s) or Authorized Person(s):

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Title of Authorized Person (Please print):

Signature of Shareholder(s) or Authorized Person(s):

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Signature of Shareholder(s) or Authorized Person(s):

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Signature of Shareholder(s) or Authorized Person(s):

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  Exhibit 99(a)(1)(C)
NOTICE OF WITHDRAWAL REGARDING SHARES HELD IN OWL ROCK CAPITAL CORPORATION II